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                                                                   Exhibit 10.34

                               AMENDMENT NO. ONE
                                       TO
                          LOAN AND SECURITY AGREEMENT

This Amendment No. One to the Loan and Security Agreement dated JANUARY 29, 1999 (this "Amendment") is made as of the 29TH day of JANUARY, 1999, by and between General Electric Capital Business Asset Funding Corporation ("Lender") and Michael Anthony Jewelers, Inc. ("Borrower") with respect to the following facts:

         a. Lender and Borrower are parties to that certain Loan and Security Agreement of even date herewith (the "Agreement").

         b. Lender and Borrower wish to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Lender and Borrower, Lender and Borrower hereby agree as follows:

         1. Section 5(e) is hereby amended by adding the following sentence after the first sentence of such section:

            The foregoing sentence shall not be construed to prohibit Borrower from seeking and, if granted, complying with extensions of tax filing or payment deadlines, provided the same is permitted under applicable law and does not result in any lien on any Equipment.

         2. Section 5(f) of the Agreement is hereby amended by adding the following language at the end of such section:

            except for any lender's lien on any Equipment if (but only if) such lien is (i) disclosed to Lender in writing by Borrower prior to the closing of the Loan for such Equipment and (ii) released simultaneously with such closing (any such lien, if so disclosed and released, being referred to herein as a "Temporary Lien").

         3. Section 6(c) of the Agreement is hereby amended by adding the following language before the word "Borrower" where such word first appears in such section:

            and except for any Temporary Liens,

         4. Section 6(c) of the Agreement is hereby further amended by adding the following language at the end of such section:

            ; provided, that Borrower may sell or otherwise dispose of any of the Equipment if, but only if, Borrower is not then in default and, prior to such sale or other disposition, Borrower either (i) repays to Lender the portion of the remaining balance of the Loan attributable to such Equipment (such amount to be approved by Lender), plus the prepayment premium thereon (calculated in accordance with the formula set forth in the Term Note for such
            Loan) or (ii) grants to Lender a security interest in other equipment of similar type and value that is (A) owned by Borrower free and clear of all liens or other claims or interests (other than the subordinate liens, other claims or interests (if any) that were permitted on the disposed Equipment) and (B) otherwise in compliance with and fully subject to the requirements of the applicable Loan Documents, and Borrower executes and delivers to Lender such financing statements and other documents as Lender shall request to perfect and protect its first priority security interest in such replacement equipment; further provided, that, within any one-year period, (x) Borrower may only so dispose of Equipment a maximum of two times and (y) the total remaining balance of the Loan attributable to the Equipment disposed in such year shall not exceed $200,000.

         5. Section 7(d) of the Agreement is hereby amended by adding the following language at the end of such section:

            provided, that the releases for any Temporary Liens may be delivered simultaneously with the closing of the Loan for the Equipment that is the subject of such Temporary Liens.

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         6. Section 7(e) of the Agreement is hereby amended by adding the following language at the end of such section:

         ; provided that, in the case of any Equipment subject to any Temporary Lien, the financing statement(s) to be filed thereon by or for Lender shall have been duly executed and delivered by Borrower to Lender but shall not be filed prior to closing the Loan related to such Equipment.

         7. Section 9(d) of the Agreement is hereby amended in its entirety to read as follows:

         Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Lender may determine (and Lender may be a purchaser at any sale), Borrower hereby agreeing that, for a period not to exceed 120 days, and without any charge to Lender, (i) Lender may store the Collateral at any premises at which the same is located and attempt to sell the Collateral therefrom and (ii) Borrower shall ensure that electricity (including back-up electricity for security purposes) and access to any safes are provided; and

IN WITNESS WHEREOF, Lender and Borrower have caused their respective duly authorized representatives to execute and deliver this Amendment as of the day and year first above written.

GENERAL ELECTRIC CAPITAL BUSINESS               MICHAEL ANTHONY JEWELERS, INC.
ASSET FUNDING CORPORATION

By                                              By /s/ MICHAEL A. PAOLERCIO
   ------------------------------                  -----------------------------
Its                                             Its      TREASURER
   ------------------------------                  -----------------------------

                                        2
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                                         SUPPLEMENTAL SECURITY AGREEMENT NO. ONE
                                                           LOAN #001-0003281-001

This Supplemental Security Agreement is executed by Michael Anthony Jewelers, Inc. ("Borrower") pursuant to the terms of a Loan and Security Agreement dated January 29, 1999 between Borrower and General Electric Capital Business Asset Funding Corporation ("Lender"). All capitalized terms used herein that are not otherwise defined herein shall have the respective meanings given to such terms in the Loan and Security Agreement.

     In order to provide security for the payment and performance of Borrower's obligations under the Loan Documents, Borrower has granted to Lender a first priority security interest in the Collateral. In addition to said grant, Borrower intends by this Supplemental Security Agreement to grant to Lender a first priority security interest in the items of Equipment identified herein.

     1. To further secure the payment and performance of all of Borrower's obligations to Lender under the Loan Documents, Borrower hereby grants to Lender a first priority security interest in the items of Collateral described below, including all present and future additions, attachments and accessories thereto, all substitutions therefor and replacements thereof and all proceeds thereof, including all proceeds of insurance:

Qty.     Model/Mfr.                 Description                   Serial No.                Cost or Appraised Value
----     ----------                 -----------                   ----------                -----------------------
                    Jewelery molds, casts, dyes, tools, machinery                                  $10,444,444.46
                    and equipment.

2. Borrower hereby (a) affirms that the representations and warranties set forth in Section 5 of the Loan and Security Agreement are true and correct as of the date hereof; (b) represents and warrants that Lender has a first priority security interest in the Collateral; and (c) represents and warrants that the above described equipment will be maintained at the following locations:

  115 SOUTH MACQUESTEN PARKWAY,  50 S. MACQUESTEN PARKWAY,  60S. MACQUESTEN PARKWAY,  70 S. MACQUESTEN PARKWAY
  MT. VERNON NY 10550            MT. VERNON, NY 10550       MT. VERNON, NY 10550      MT. VERNON, NY 10550

3. The Loan Amount for loans to be made pursuant to this Supplemental Security Agreement is $10,444,444.46

4. The Commitment Expiration Date for loans to be made pursuant to this Supplemental Security Agreement is JANUARY 30,1999.

5. The amount of liability insurance required to be maintained by Borrower pursuant to Section 6(d) of the Loan and Security Agreement is $_______________________________.

6. All of the terms and provisions of the Loan and Security Agreement are hereby incorporated in and made a part of this Supplemental Security Agreement to the same extent as if fully set forth herein.


     In witness whereof, Borrower has executed and delivered this Supplemental Security Agreement this 29 day of January 1999.
                        --        ------------

                                Borrower:         Michael Anthony Jewelers, Inc.
                                                  ------------------------------
                                By:               /s/ Michael A. Paolercio
                                                  ------------------------------
                                (Print Name):     Michael A. Paolercio
                                                  ------------------------------
                                Title:            Treasurer
                                                  ------------------------------